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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    Form 8-K


                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):            March 13, 1997



                                  SAFEWAY INC.
                                  ------------
             (Exact name of registrant as specified in its charter)

   Delaware                          1-00041                     94-3019135
--------------                   ---------------             -----------------
(State of                    (Commission File Number)          (IRS Employer
Incorporation)                                               Identification No.)


             5918 Stoneridge Mall Road, Pleasanton, California 94588
               (Address of principal executive offices) (Zip Code)

                                 (510) 467-3000
                     -------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
                     -------------------------------------
          (former name or former address, if changed since last report)


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Item 5.   Other Events.
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          Labor contracts covering approximately 10,000 employees in 78 stores in the Alberta, Canada operating area of Safeway Inc. (the "Company") expired in March 1996. Representatives of the Company and the unions have held negotiations for a contract renewal periodically since June 1996, but have not agreed on a new contract. A government appointed mediator was engaged on Saturday, March 1. On March 4, talks broke off. The unions have applied for strike votes to be taken after a government mandated cooling off period which expires March 18. Although no talks are currently scheduled, the Company is hopeful that a settlement can be reached without a strike; however, there can be no assurance that a strike will be averted. An extended strike could have an adverse effect on the Company's results of operations.




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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 13, 1997

                                            SAFEWAY INC.



                                            By: /s/ Michael C. Ross
                                                Name:  Michael C. Ross
                                                Title: Senior Vice President -
                                                General Counsel